EXHIBIT 10.1


                      SPLIT-DOLLAR LIFE INSURANCE AGREEMENT


     THIS AGREEMENT is made and entered into this 24th day of January, 2002, by and between Occidental Petroleum Corporation, a Delaware corporation, with principal offices and place of business in the State of California (the "Corporation"), and Donald P. de Brier, an individual residing in the State of California (the "Employee"), with reference to the following facts:

     A.   The Employee is employed by the Corporation.

     B. The Employee wishes to provide life insurance protection for his family in the event of his death, in an amount equal to his highest annual salary from the Corporation, under a policy of life insurance insuring his life issued by Pacific Life Insurance Company (the "Insurer").

     C. The Corporation is willing to pay premiums on such a policy as an additional employment benefit for the Employee on the terms and conditions hereinafter set forth.

     D. The Corporation shall be and at all times remain the owner of the policy described in this Agreement and, as such, shall possess all incidents of ownership in and to such policy in order to secure the repayment of the amounts that the Corporation will pay toward the premiums on such policy.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

1. PURCHASE OF POLICY. The parties hereto shall take all actions necessary to apply for and purchase from the Insurer a policy on the life of Employee with an initial death benefit at least equal to the sum of $607,000 plus the initial premium paid by the Corporation (the "Policy"). Upon issuance of the Policy, an Exhibit A containing the policy number and other information regarding the Policy shall be attached to this Agreement and by this reference become a part hereof. The Policy shall be subject to the terms and conditions of this Agreement and of the endorsement to the Policy filed with the Insurer.

2. OWNERSHIP OF POLICY. The Corporation shall be the sole and absolute owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as may otherwise be provided in this Agreement.

3. EMPLOYEE'S BENEFIT SCHEDULE; ELECTION OF SETTLEMENT OPTION AND BENEFICIARY. The Employee shall be entitled to that portion of the death benefit under the Policy that is equal to the lesser of (a) his highest annual rate of salary from the Corporation at any time prior to his death or (b) the death benefit in effect for the year in which his death occurs as provided in the schedule of benefits contained in Exhibit B attached to this Agreement and by this reference made a part hereof. The Employee may select the settlement option for payment of the death benefit provided under the Policy and the beneficiary or beneficiaries to receive the portion of Policy proceeds to which the Employee is entitled hereunder by specifying the same in a written notice to the Corporation. Upon receipt of such notice, the Corporation shall execute and deliver to the Insurer the forms necessary to elect the requested settlement option and to designate the requested person, persons or entity as the beneficiary or beneficiaries to receive the portion of the death proceeds of the Policy to which the Employee is entitled. The parties hereto agree to take all action necessary to cause the beneficiary designation and settlement election provisions of the Policy to conform to the provisions of this Agreement. The Corporation shall not terminate, alter or amend such designation or election without the express written consent of the Employee.

4. PAYMENT OF PREMIUMS. The Corporation shall pay an annual premium on the Policy on or before the last day of each "policy year" (as such term is used in the Policy) in an amount sufficient to maintain a death benefit that is at least equal to the sum of (a) the maximum death benefit in effect for the next policy year as provided in the schedule of benefits in Exhibit B plus (b) the cumulative amount of premiums paid by the Corporation (including the premium then being paid). Upon request, the Corporation shall promptly furnish the Employee evidence of timely payment of such annual premium. The Corporation shall annually furnish the Employee a statement of the amount of income reportable by the Employee for federal and state income tax purposes as a result of the insurance protection provided to Employee under the Policy. The Corporation shall determine the value of current life insurance protection by using the lower of the PS 58 rates, set forth in Revenue Ruling 55-747, 1955-2 C.B. 228, (or the corresponding applicable provision of any future Revenue Ruling), or the Insurer's current published premium rates for annually renewable term insurance for standard risks. The Employee shall be solely responsible for paying all applicable income and employment taxes attributable to the life insurance protection that he receives under the Policy.

5. DESIGNATION OF POLICY BENEFICIARY/ENDORSEMENT. Upon the issuance of the Policy, the Corporation shall execute a beneficiary designation for and/or an endorsement to the Policy, under the form used by the Insurer for such designations, in order to secure the Corporation's recovery of the amount of the premiums on the Policy paid by the Corporation plus any additional death benefits to which the Corporation is entitled under Paragraph 8a hereof. Such beneficiary designation or endorsement shall not be terminated, altered or amended by the Corporation, without the express written consent of the Employee. The parties hereto agree to take all action necessary to cause such beneficiary designation or endorsement to conform to the provisions of this Agreement.

6. LIMITATIONS ON CORPORATION'S RIGHTS IN POLICY. Except as otherwise provided herein, the Corporation shall not sell, assign, transfer, surrender or cancel the Policy or change the beneficiary designation provision thereof, without, in any such case, the express written consent of the Employee.

7. POLICY LOANS. The Corporation may pledge or assign the Policy, subject to the terms and conditions of this Agreement, for the sole purpose of securing a loan from the Insurer or


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


     from a third party. The amount of such loan, including accumulated interest thereon, shall not exceed the lesser of (i) the amount of the premiums on the Policy paid by the Corporation hereunder, or (ii) the cash surrender value of the Policy (as defined therein) as of the date to which premiums have been paid. Interest charges on such loan shall be paid by the Corporation at least annually. If the Corporation so encumbers the Policy, other than by a policy loan from the Insurer, then, upon the death of the Employee or upon the election of the Employee hereunder to purchase the Policy from the Corporation, the Corporation shall promptly take all action necessary to secure the release or discharge of such encumbrance. Notwithstanding anything contained herein to the contrary, the Corporation shall not encumber the Policy in any way that would reduce or impair the portion of the death benefit to which the Employee is entitled.

8.   COLLECTION OF DEATH PROCEEDS.

     a. Upon the death of the Employee, the Corporation shall cooperate with the beneficiary or beneficiaries designated by the Employee to take whatever action is necessary to collect the death benefit provided under the Policy; when such benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

     b. Upon the death of the Employee, the Corporation shall have the right to receive a portion of such death benefit equal to the total amount of the premiums paid by it hereunder, reduced by any indebtedness against the Policy existing at the death of the Employee (including any interest due on such indebtedness). The portion of the death benefit to which the Employee's beneficiary or beneficiaries are entitled shall be paid directly to the beneficiary or beneficiaries designated by the Employee or by the Corporation at the direction of the Employee, in the manner and in the amount or amounts provided in the beneficiary designation provision of the Policy. In the event that the total death proceeds under the Policy exceed the sum of the amount due to the Employee's beneficiary or beneficiaries and the total amount of premiums paid by the Corporation (reduced by any indebtedness as provided above), then the Corporation shall be entitled to such excess death proceeds. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

     c. Notwithstanding any provision hereof to the contrary, in the event that, for any reason whatsoever, no death benefit is payable under the Policy upon the death of the Employee and in lieu thereof the Insurer refunds all or any part of the premiums paid for the Policy, the Corporation shall have an unqualified right to receive such premiums and any additional proceeds.

9.   TERMINATION OF THE AGREEMENT DURING THE EMPLOYEE'S LIFETIME.

     a. This Agreement shall terminate, during the Employee's lifetime, without notice, upon the occurrence of the bankruptcy, receivership or dissolution of the Corporation.


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


     b. In addition, the Employee may terminate this Agreement, by written notice to the Corporation. Such termination shall be effective as of the date of such notice.

     c. Notwithstanding anything contained herein to the contrary, the Corporation may terminate this Agreement at any time on or before December 31, 2002 by written notice to the employee. Such termination shall be effective as of the date of such notice.

10. DISPOSITION OF THE POLICY ON TERMINATION OF THE AGREEMENT DURING THE EMPLOYEE'S LIFETIME.

     a. For sixty (60) days after the date of the termination of this Agreement pursuant to Paragraph 9a hereof, the Employee shall have the assignable option to purchase the Policy from the Corporation. The purchase price for the Policy shall be the total amount of the premium payments made by the Corporation hereunder, less any indebtedness secured by the Policy which remains outstanding as of the date of such termination, including interest on such indebtedness. Upon receipt of such amount, the Corporation shall transfer all of its right, title and interest in and to the Policy to the Employee or his assignee, by the execution and delivery of an appropriate instrument of transfer.

     b. If the Employee or his assignee fails to exercise such option within such sixty (60) day period, then the Corporation may enforce its right to be repaid for the premiums which it paid hereunder by surrendering or canceling the Policy for its cash surrender value, or it may change the beneficiary designation provisions of the Policy, naming itself or any other person or entity as revocable beneficiary thereof, or exercise any other ownership rights in and to the Policy, without regard to the provisions hereof.

          Thereafter, neither the Employee, his assignee nor their heirs, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

11. INSURER NOT A PARTY. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the beneficiary designation executed by the Corporation and filed with the Insurer in connection with this Agreement.

12. ASSIGNMENT BY EMPLOYEE. Notwithstanding any provision hereof to the contrary, the Employee shall have the right to absolutely and irrevocably assign by gift all of his right, title and interest in and to this Agreement and to the Policy to an assignee. This right shall be exercisable by the execution and delivery to the Corporation of a written assignment, in substantially the form attached hereto as Exhibit C, which by this reference is made a part hereof. Upon receipt of such written assignment executed by the Employee and duly accepted by the assignee thereof, the Corporation shall consent thereto in writing, and shall thereafter treat the Employee's assignee as the sole owner of all of the Employee's right, title and interest in and to this Agreement and in and to the Policy. Thereafter, the Employee shall have no right, title or interest in and to this Agreement or the Policy, all such rights being vested in and exercisable only by such assignee.

13. ADDITIONAL INSURANCE. In the event that Employee's salary is increased to an amount in excess of the maximum death benefit in effect under the schedule of benefits contained in Exhibit B to this Agreement, the Corporation will take one of the following actions in its sole discretion:
     (a) subject to additional underwriting, pay additional premiums on the Policy to increase the total death benefit under the Policy to an amount equal to the sum of the Employee's highest annual rate of salary from the Corporation plus the cumulative amount of premiums paid by the Corporation on the Policy, (b) provide supplemental insurance coverage so that the benefit payable to the Employee's beneficiary or beneficiaries under this Agreement and the supplemental insurance provide an aggregate death benefit to the Employee's beneficiary or beneficiaries under the Policy that is equal to the Employee's highest annual rate of salary from the Corporation, or (c) upon the Employee's death make a payment from its general assets to the Employee's beneficiary or beneficiaries under the Policy equal to the difference between the death benefit provided under this Agreement and the Policy and the Employee's highest salary from the Corporation. If the Corporation provides the additional death benefit described herein other than by increasing the Employee's death benefit under this Agreement and the Policy, then the Corporation shall gross up the Employee, the Employee's beneficiary or beneficiaries under the Policy, or the Employee's estate as the case may be, for any income, employment or estate taxes that they incur that they would not have incurred if the additional insurance had been provided under this Agreement and the Policy. For purposes of determining the amounts of such gross-up payments, the Employee, his beneficiary or beneficiaries or his estate shall be deemed to pay federal and state income and estate taxes at the highest applicable marginal rates for the year in question.

14. NAMED FIDUCIARY, DETERMINATION OF BENEFITS, CLAIMS PROCEDURE AND ADMINISTRATION.

     a. Named Fiduciary. The Corporation is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.


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


     b.   Claims Procedure.

          i. Claim. A person who believes that he or she is being denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Corporation, setting forth his or her claim. The request must be addressed to the General Counsel of the Corporation at its then principal place of business.

          ii. Claim Decision. Upon receipt of a claim, the Corporation shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Corporation may, however, extend the reply period for an additional ninety (90) days for reasonable cause. If the claim is denied in whole or in part, the Corporation shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to pertinent provisions of this Agreement on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and
               (e) the time limits for requesting a review under subsection
               (iii) and for review under subsection (iv) hereof.

          iii. Request for Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the President of the Corporation review the determination of the Corporation. Such request must be addressed to the President of the Corporation, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Corporation. If the Claimant does not request a review of the Corporation's determination by the President of the Corporation within such sixty (60) day period, he or she shall be barred and estopped from challenging the Corporation's determination.

          iv. Review of Decision. Within sixty (60) days after the President 's receipt of a request for review, he or she will review the Corporation's determination. After considering all materials presented by the Claimant, the President will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the President will so notify the Claimant and will render the decision as soon as possible, but


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


               no later than one hundred twenty (120) days after receipt of the request for review.

          v. Further Legal Action. If the Claimant disagrees with the President's decision, the Claimant may pursue his or her claim by appropriate legal action under applicable law.

15. AMENDMENT. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

16. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns, and the Employee, his successors, assigns, heirs, personal representatives, executors, administrators and beneficiaries.

17. NOTICES. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent or demand.

18. GOVERNING LAW. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of California.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.


                                                OCCIDENTAL PETROLEUM
                                                CORPORATION


                                                By  /s/ Stephen I. Chazen
                                                  -------------------------


                                                  /s/ Donald P. de Brier
                                                ---------------------------
                                                DONALD P. DE BRIER

                                    EXHIBIT A

The following life insurance policy is subject to the attached Split-Dollar Life Insurance Agreement:

  Insurer                  Pacific Life Insurance Company
  Insured                  Donald P. de Brier
  Policy Number            _________
  Date of Issue            ___________, 2002

                                    EXHIBIT B


                       SCHEDULE OF EMPLOYEE DEATH BENEFITS


                POLICY YEAR                     DEATH BENEFIT
                -----------                     -------------
                     1                             $607,000
                     2                             $637,350
             3 and thereafter                      $669,218

                                    EXHIBIT C


         IRREVOCABLE ASSIGNMENT OF SPLIT-DOLLAR LIFE INSURANCE AGREEMENT

     THIS ASSIGNMENT, dated this _____ day of _____________, ______,

     WITNESSETH THAT:

     WHEREAS, the undersigned (the "Assignor") is the Employee party to that certain Split-Dollar Life Insurance Agreement (the "Agreement"), dated as of January ____, 2002, by and between the undersigned and Occidental Petroleum Corporation (the "Corporation"), which Agreement confers upon the undersigned certain rights and benefits with regard to one or more policies of insurance insuring the Assignor's life; and

     WHEREAS, pursuant to the provisions of said Agreement, the Assignor retained the right, exercisable by the execution and delivery to the Corporation of a written form of assignment, to absolutely and irrevocably assign all of the Assignor's right, title and interest in and to said Agreement to an assignee; and

     WHEREAS, the Assignor desires to exercise said right;

     NOW, THEREFORE, the Assignor, without consideration, and intending to make a gift, hereby absolutely and irrevocably assigns, gives, grants and transfers to _________________ , (the "Assignee") all of the Assignor's right, title and interest in and to the Agreement and said policies of insurance, intending that, from and after this date, the Agreement be solely between the Corporation and the Assignee and that hereafter the Assignor shall neither have nor retain any right, title or interest therein.


                                                ------------------------------
                                                DONALD P. DE BRIER
                                                Assignor


                            ACCEPTANCE OF ASSIGNMENT

     The undersigned Assignee hereby accepts the above assignment of all right, title and interest of the Assignor therein in and to the Agreement, by and between such Assignor and the Corporation, and the undersigned hereby agrees to be bound by all of the terms and conditions of said Agreement, as if the undersigned had been the original employee party thereto.


                                                ------------------------------
                                                ----------------------
                                                Assignee

Dated:
      --------------------

                              CONSENT TO ASSIGNMENT

     The undersigned Corporation hereby consents to the foregoing assignment of all of the right, title and interest of the Assignor in and to the Agreement, by and between the Assignor and the Corporation, to the Assignee designated therein. The undersigned Corporation hereby agrees that, from and after the date hereof, the undersigned Corporation shall look solely to such Assignee for the performance of all obligations under said Agreement which were heretofore the responsibility of the Assignor, shall allow all rights and benefits provided therein to the Assignor to be exercised only by said Assignee, and shall hereafter treat said Assignee in all respects as if the Assignee had been the original employee party thereto.

                                                OCCIDENTAL PETROLEUM
                                                CORPORATION



                                                By
                                                  ----------------------

                                                Dated:
                                                      ------------------


                                      C-2